                                                                    EXHIBIT 10.7


================================================================================



                          ---------------------------



                               TRANSFER AGREEMENT


                               BETWEEN AND AMONG


                          HARRY'S FARMERS MARKET, INC.


                                   HFMI TRUST


                                      AND


                          HFMI ACQUISITION CORPORATION



                           Dated as January 31, 1997
                                            --


                          ---------------------------


================================================================================

     TRANSFER AGREEMENT dated as of 1/31    , 1997, between and among HARRY'S
                                    --------
FARMERS MARKET, INC., a Georgia corporation ("Transferor"), HFMI TRUST, a
                                              ----------
Delaware business trust ("Transferee" or "Trust") and HFMI ACQUISITION
                          ----------      -----
CORPORATION, a Delaware corporation ("Newco").
                                      -----

     (a)  Pursuant to a Trust Agreement dated as of the date hereof (the "Trust
                                                                          -----
Agreement") between Transferor and Wilmington Trust Company, a Delaware banking
---------
corporation, as Trustee, Transferor has established Transferee pursuant to the Delaware Business Trust Act, as amended.

     (b) Pursuant to the Trust Agreement, Transferee shall issue to Transferor on the date hereof the Worldwide Class Owner Certificate (as defined in the Trust Agreement) representing the Worldwide Class Intellectual Property (as defined in the Trust Agreement) and the Georgia Class Owner Certificate (as defined in the Trust Agreement) representing the Georgia Class Intellectual Property (as defined in the Trust Agreement), together with the corresponding irrevocable, exclusive, perpetual licenses to the Worldwide Class Intellectual Property and the Georgia Class Intellectual Property.

     (c) Pursuant to an Acquisition Agreement dated as of the date hereof (the "Acquisition Agreement") between Transferor and Newco, Transferor has agreed to
 ---------------------
transfer to Newco the Worldwide Class Owner Certificate, together with the corresponding irrevocable, exclusive, perpetual license to the Worldwide Class Intellectual Property.

     (d) Pursuant to an Administration and Servicing Agreement dated as of the date hereof (the "Administration and Servicing Agreement") between and among the
                  --------------------------------------
Trust, Newco and Transferor, Newco has agreed to perform certain services for and on behalf of Transferee with respect to certain matters involving the Intellectual Property.

     (e) Pursuant to a Consulting Services Agreement dated as of the date hereof (the "Consulting Services Agreement") between and among Harry Blazer,
             -----------------------------
Transferor and Newco, Harry Blazer and Transferor shall provide consulting services to Newco.

     (f) Transferor, Transferee and Newco wish to set forth the terms pursuant to which (i) Transferor will transfer to Transferee, as more fully described in the Assignment of Intellectual Property attached hereto as Exhibit A, all of the Transferor's Intellectual Property (as defined in the Trust Agreement) and (ii) the Worldwide Class Intellectual Property and Georgia Class Intellectual Property will be licensed to Newco and Transferor, respectively.

     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                     Transfer of the Intellectual Property
                     -------------------------------------

      SECTION 1.01.  Transfer of the Intellectual Property.
                     -------------------------------------

     (a) Pursuant to the Trust Agreement and the Assignment of Intellectual Property, which is substantially in the form of Exhibit A hereto, Transferor hereby contributes, transfers, assigns, sets over and otherwise conveys to Transferee all of Transferor's worldwide right, title and interest in and to the Intellectual Property and hereby pledges to continue to do so as additional Intellectual Property may come into being, all as provided for in the Trust Agreement, in return for the Owner Certificates. Transferor, Newco and Transferee shall cooperate to record this transfer and the Assignment of Intellectual Property, in each appropriate government office throughout the world (including any other documents necessary to effect such assignment of the Intellectual Property to Transferee) with all reasonable speed.

     (b) Pursuant to the Trust Agreement, Transferor shall, from time to time, transfer to the Transferee, as they come into being, additional trademarks, service marks, trade names, logos or other designations, trade secrets, copyrights, or knowhow, hereafter acquired, created or developed by HFMI ("Additional Intellectual Property").
----------------------------------

      SECTION 1.02.  Transfer Conditions.
                     -------------------

     (a) The parties acknowledge that they will perform the transactions contemplated by Section 1.01 of this Agreement in each jurisdiction in which (i) such transaction does not violate the law of such jurisdiction, (ii) consummation of the transaction will not adversely affect the validity or registration or other issued documentation of the Intellectual Property or the Additional Intellectual Property, as the case may be, or impair the ability to file new applications for registration or issuance of other documentation of the Intellectual Property or the Additional Intellectual Property, as the case may be, or renew or maintain existing registrations or other issued documentation of rights and (iii) consummation of the transaction will not impair the right to prevent unauthorized third parties from using the Intellectual Property and the Additional Intellectual Property (collectively, the "Transfer Conditions").
                                                     -------------------

     (b) In the event that both Transferor and Newco agree that, as a result of a material change of law or otherwise, the transfer of any of the Intellectual Property or the Additional Intellectual Property to the Trust in any jurisdiction does (or will) not satisfy the Transfer Conditions, they shall cooperate to transfer the Intellectual Property or the Additional Intellectual Property or relevant portion thereof in such jurisdiction to Newco, as nominee for the Trust. In the event that the parties agree to transfer the Intellectual Property or the Additional Intellectual Property or any portion thereof to Newco, as nominee, Newco shall execute a nominee agreement reasonably acceptable to Newco, Transferor and the Trust confirming that the Trust has legal title to the Intellectual Property or the Additional Intellectual Property or relevant portion thereof, as the case may be. In the event that both Newco and Transferor agree that, as a result of a material change of law or otherwise, the transfer of the Intellectual Property or the Additional Intellectual Property or any portion thereof to Newco, as nominee, in any jurisdiction also does (or will) not satisfy the Transfer Conditions, the parties shall cooperate to transfer the Intellectual Property or the Additional Intellectual Property or relevant portion thereof in such jurisdiction to Newco on its own behalf, provided, however, that nothing in this Agreement shall
                   --------  -------
prohibit the parties from agreeing on another mutually acceptable structure for ownership of the Intellectual Property or the Additional Intellectual Property or relevant portion thereof in a jurisdiction. In the event that Newco and Transferor agree to transfer the Georgia Class Intellectual Property or the Additional Intellectual Property or any portion thereof to Newco on its own behalf in any jurisdiction other than pursuant to the Option (as defined in the Trust Agreement) granted to the Worldwide Owner (as defined in the Trust Agreement) by the Transferor pursuant to Section 3.06 of the Trust Agreement, Newco shall grant to Transferor an exclusive, perpetual license to use the Georgia Class Intellectual Property, the terms of which license shall be identical to the terms of the license granted under Section 2.02 of this Agreement.

      SECTION 1.03.  Costs and Expenses. Transferor shall bear the reasonable
                     ------------------
costs and expenses associated with the transfer of the Intellectual Property and the Additional Intellectual Property from Transferor to the Trust pursuant to
Section 1.01 of this Agreement. Transferor and Newco shall share equitably the reasonable costs and expenses incurred in connection with a transfer of the Intellectual Property and the Additional Intellectual Property or relevant portion thereof pursuant to Section 1.02(b) of this Agreement. Such costs and expenses shall include recording fees, any government fees or taxes imposed by virtue of the transaction, the cost of recording the registered user's agreements or licenses and all reasonable attorney's fees incurred by any party to effect such transfer.


                                  ARTICLE II

                                   Licenses
                                   --------

      SECTION 2.01.  Grant of Exclusive, Irrevocable, and Perpetual Licenses. On
                     -------------------------------------------------------
the date hereof, the Trust shall issue to Transferor as the owner of the Worldwide Class and Georgia Class Owner Certificates exclusive, irrevocable and perpetual licenses in the forms attached to the Trust Agreement as Annexures I and II, respectively.



                                  ARTICLE III

                           Miscellaneous Provisions
                           ------------------------

      SECTION 3.01.  Term.  The term of this Agreement begins as of the
                     ----
effective date hereof and continues in perpetuity.

      SECTION 3.02.  Further Assurances.  From and after the Closing (as defined
                     ------------------
in the Acquisition Agreement), upon the reasonable request of any party to this Agreement, any other party shall execute, acknowledge and deliver all such further deeds, assignments, transfers, acts, assurances, conveyances and other instruments and papers as may be necessary or appropriate to carry out the transactions contemplated by this Agreement. The party requesting such assurances shall bear the reasonable costs and expenses of compliance with this
Section 3.02.

      SECTION 3.03.  Integration; Amendments.  This Agreement supersedes all
                     -----------------------
prior oral or written understandings and agreements relating thereto, and may not be modified, discharged or terminated except by a written instrument signed by the parties hereto.

      SECTION 3.04.  Waivers.  No failure or delay on the part of any party in
                     -------
exercising any power, right or remedy under this Agreement or the Assignment of Intellectual Property shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

      SECTION 3.05.  Notices.  All notices and other communications hereunder
                     -------
shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile or on the next business day when sent by reputable overnight courier or on the fourth succeeding business day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (i)  if to the Transferor, to:

             Harry's Farmers Market, Inc.
             1180 Upper Hembree Road
             Roswell, Georgia  30076
             Attention:  Harry Blazer
             Telecopier:  (770) 664-4920

             and to:

             Alston & Bird
             One Atlantic Center
             1201 West Peachtree Street
             Atlanta, Georgia  30309
             Attention:  John Latham, Esq.
             Telecopier:  (404) 881-7458


       (ii)  if to the Transferee, to:

             HFMI Trust
             c/o Wilmington Trust Company
             1100 North Market Street
             Rodney Square North
             Wilmington, Delaware  19890
             Attention:  Corporate Trust
               Administration
             Telecopier:  (302) 651-1576

             and to:

             Richards, Layton & Finger
             One Rodney Square
             Wilmington, Delaware  19899
             Attention:  Eric A. Mazie, Esq.
             Telecopier:  (302) 658-6548

      (iii)  if to Newco, to:

             HMFI Acquisition Corporation
             14103 Denver West Parkway
             Golden, Colorado  80401
             Attention: Saad J. Nadhir
             Telecopier:  (303) 771-4860
             and to:




      SECTION 3.06.  Headings and Cross-References.  The various headings in
                     -----------------------------
this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

      SECTION 3.07.  Severability.  Any provision of this Agreement that is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 3.08.   No Joint Ventures.  Nothing herein contained shall be
                      -----------------
construed to constitute the parties hereto as partners, joint venturers or agents of the other, and no party shall have any power to obligate or bind any other in any manner whatsoever.

      SECTION 3.09.  Governing Law.  This Agreement and the Assignment of
                     -------------
Intellectual Property shall be construed in accordance with the internal laws of the State of Georgia applicable to agreements made and to be performed wholly within such State, and the trademark or copyright laws of the United States, as applicable. The parties hereby consent to the jurisdiction of the state and federal courts of general jurisdiction situated in Georgia for the resolution of all disputes arising out of or relating to this Agreement, and the parties hereby waive any and all defenses of improper venue or that the forum is inconvenient.

      SECTION 3.10.  Counterparts.  This Agreement may be executed in two or
                     ------------
more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

      SECTION 3.11.  Successors and Assigns.  All covenants and agreements
                     ----------------------
contained herein shall be binding upon, and inure to the benefit of, Transferor, the Trust and Newco, and their respective Successors (as defined in the Trust Agreement).

      SECTION 3.12.  Limitations on Liability.  It is expressly understood and
                     ------------------------
agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust, (iii) except as Wilmington Trust Company shall otherwise expressly agree, nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by any person directly or by any person claiming by, through or under any other person and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Trust or be liable for the breach or failure of any obligation, repre sentation, warranty or covenant made or undertaken by the Trust under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.


HFMI TRUST                                HARRY'S FARMERS MARKET, INC.


By:  WILMINGTON TRUST                     By: /s/ Harry A. Blazer
     COMPANY, not in its individual          -------------------------------
     capacity but solely as Trustee,         Name: Harry A. Blazer
                                             Title: President

By: /s/ Christopher L. Kaiser
   ------------------------------
   Name:  Christopher L. Kaiser
   Title: Vice President

HFMI ACQUISITION CORPORATION


By: /s/ Saad J. Nadhir
   -------------------------------
   Name: Saad J. Nadhir
   Title: Chief Executive Officer